UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2017

Bellicum Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36783	20-1450200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2130 W. Holcombe Blvd., Ste. 800 Houston, TX		77030
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (832) 384-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2017 Bonus Payments and 2018 Salary and Target Bonus Information for Certain Executive Officers

On December 21, 2017, the Compensation Committee (the “Committee”) of the Board of Directors of Bellicum Pharmaceuticals, Inc. (the “Company”) approved (i) the payment of annual cash bonus awards with respect to performance for fiscal year 2017, which will be paid in January 2018, (ii) annual increases in base salaries for fiscal year 2018, and (iii) target performance bonuses for fiscal year 2018, for certain of the Company’s executive officers as set forth below. The base salaries for fiscal year 2018 are effective as of January 1, 2018. The target performance bonus amounts for fiscal year 2018 are expressed as a percentage of the corresponding 2018 base salary.

The following table sets forth the amounts approved by the Committee for the Company’s principal executive officer and principal financial officer:

Name	2018 Base Salary ($)	2017 Bonus Payment ($)	2018 Target Bonus (% of Base Salary)
Richard A. Fair
President and Chief Executive Officer	551,050	234,731	55%
Alan A. Musso, CPA, CMA
Chief Financial Officer and Treasurer	400,000	78,829	35%

Equity Award Information for Certain Executive Officers

On December 21, 2017, the Committee also approved restricted stock unit awards (“RSUs”) and stock option awards (“Options”), granted pursuant to the Company’s 2014 Equity Incentive Plan, as amended, to the Company’s principal executive officer and principal financial officer, as follows:

Name	RSUs granted effective January 2, 2018 (# of shares)	Options granted effective January 2, 2018 (# of shares)	Options granted effective July 2, 2018 (# of shares)
Richard A. Fair
President and Chief Executive Officer	—	225,000	225,000
Alan A. Musso, CPA, CMA
Chief Financial Officer and Treasurer	12,500	22,500	52,500

The above RSUs will vest annually over a four-year period, commencing on the one-year anniversary of the grant date, subject to the executive officer’s continued service to the Company over the term of the vesting. The above Options will have an exercise price equal to the closing price of the Company’s common stock on the date of grant and will vest over a four-year period, commencing on January 2, 2018, subject to the executive officers’ continued service to the Company over the term of the vesting. The terms of the RSUs and Options are subject to the Company’s 2014 Equity Incentive Plan, as amended, and the forms of RSU agreement and stock option agreement adopted thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bellicum Pharmaceuticals, Inc.

Dated: December 28, 2017	By:	/s/ Alan Musso
Alan Musso Chief Financial Officer